February 17, 2026 Blue Bird Acquisition of Micro Bird: Strategic Considerations and Deal Structure 1

Important Disclaimers 2 Introductions & Forward-Looking Statements Financial Results Outlook and Guidance Q&A Forward Looking Statements This presentation includes forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business. Specifically, forward-looking statements include statements regarding guidance, seasonality, product mix and gross profits and may include statements relating to: • Inherent limitations of internal controls impacting financial statements • Growth opportunities • Future profitability • Ability to expand market share • Customer demand for certain products • Economic conditions (including tariffs) that could affect fuel costs, commodity costs, industry size and financial conditions of our dealers and suppliers • Labor or other constraints on the Company’s ability to maintain a competitive cost structure • Volatility in the tax base and other funding sources that support the purchase of buses by our end customers • Lower or higher than anticipated market acceptance for our products • Other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions • Future impacts from the novel coronavirus pandemic known as "COVID-19," and any other pandemics, public health crises, or epidemics, on capital markets, manufacturing and supply chain abilities, consumer and customer demand, school system operations, workplace conditions, and any other unexpected impacts These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. The factors described above, as well as risk factors described in reports filed with the SEC by Blue Bird Corporation (available at www.sec.gov), could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements.

Important Disclaimers Non-GAAP Financial Measures This presentation may include the following non-GAAP financial measures: “Adjusted EBITDA,” "Adjusted EBITDA Margin," “Adjusted Net Income,” “Adjusted Diluted Earnings per Share,” “Free Cash Flow” and “Adjusted Free Cash Flow.” Additional information on the calculation of some of these terms is included in the Appendix. Adjusted EBITDA is defined as net income or loss prior to discontinued operations income or loss, interest income, interest expense including the component of lease expense (which is presented as a single operating expense in selling, general and administrative expenses in our GAAP financial statements) that represents interest expense on lease liabilities, income taxes, depreciation and amortization including the component of lease expense (which is presented as a single operating expense in selling, general and administrative expenses in our GAAP financial statements) that represents amortization charges on right-to-use lease assets, and disposals, as adjusted to add back certain charges that we may record each year, such as stock-compensation expense, as well as non-recurring charges such as (i) significant product design changes; (ii) transaction related costs; (iii) discrete expenses related to major cost cutting initiatives; or (iv) costs directly attributed to the COVID-19 pandemic (3). We believe these expenses are not considered an indicator of ongoing company performance. We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage of net sales. Adjusted Net Income is net income or loss as adjusted to add back certain costs as mentioned above. Adjusted Diluted Earnings per Share represents Adjusted Net Income or loss available to common stockholders divided by diluted weighted average common shares outstanding (as if we had GAAP net income during the respective period). Adjusted Net Income and Adjusted Diluted Earnings per Share are calculated net of taxes. Free cash flow represents net cash provided by/used in operating activities minus cash paid for fixed assets, Adjusted Free Cash Flow represents Free Cash Flow minus cash paid for (i) significant product design changes; (ii) transaction related costs; or (iii) discrete expenses related to major cost cutting initiatives. There are limitations to using non-GAAP measures. Although Blue Bird believes that such measures may enhance an evaluation of Blue Bird’s operating performance and cash flows, (i) other companies in Blue Bird’s industry may define such measures differently than Blue Bird does and, as a result, they may not be comparable to similarly titled measures used by other companies in Blue Bird’s industry and (ii) such measures may exclude certain financial information that some may consider important in evaluating Blue Bird’s performance and cash flows. 3

1. Strategic Rationale 2. Transaction Overview 3. BLBD Current Long-Term Outlook 4. Micro Bird Outlook 5. Pro-Forma Combined Outlook 6. Sources & Uses and Estimated EPS Impact Agenda 4

5 Scale and Leadership ▪ Enhances scale, increasing pro forma FY26E Revenue and EBITDA from ~$1,500 million / ~$225 million to ~$1,900 million / ~$250 million Improved Growth Profile ▪ Establishes Blue Bird as a comprehensive provider across Type A, C and D segments, significantly expanding the Company’s total addressable market and growth opportunities ▪ U.S. manufacturing investment satisfies Buy America requirements, effectively doubling Micro Bird’s addressable market opportunity Diversification ▪ Enhances geographic diversification through expanded presence and market penetration in Canada ▪ Broadens product portfolio to capture growth opportunities in adjacent commercial and specialty vehicle segments Best-In-Class EV Technology ▪ Opportunities for vertical integration of high-quality captive EV powertrains for Type C and D platforms ▪ Streamlines development roadmap and drives engineering efficiencies through cross-platform synergies Micro Bird is a high-quality business that is an exceptional strategic and operational fit with Blue Bird Strategic Rationale

Transaction Overview 6 Purchase Price ▪ Purchase price of US$198.2 million for the remaining 50% equity interest in the Micro Bird joint venture ▪ Total enterprise value of US$429.6 million implies a purchase multiple of 8.0x FY26 Adjusted EBITDA Transaction Structure ▪ Consideration comprised of 70% stock and 30% cash on a cash-free, debt-free basis ▪ Transaction perimeter includes concurrent acquisition of the Plattsburgh manufacturing facility and real estate for US$16.5 million and the transfer of Micro Bird’s OEM Service Parts inventory for US$0.4 million Financial Impact ▪ Transaction expected to be immediately accretive to earnings, with anticipated EPS accretion of 8.2% in 2026 and 9.2% in 2027 ▪ Maintains strong balance sheet flexibility with estimated pro forma total indebtedness of 0.36x PF FY26 Adjusted EBITDA of $250M ▪ Subject to customary closing conditions, regulatory clearances and competition laws ▪ Transaction expected to close at the end of the second quarter of fiscal year 2026 Driving sustainable innovation and long-term value through a low-risk transaction Key Conditions and Timing Full strategic ownership of Micro Bird enhances Blue Bird’s market leadership and drives sustainable innovation and long-term shareholder value

Blue Bird Long-Term Outlook Pre-Transaction 7 Growth path long-term towards $2B Revenue and 16%+ Adj. EBITDA 1,500 500 1,000 1,500 2,000 2,500 3,000 0 5,000 10,000 15,000 $1,347 704 2024 Actual $1,480 901 2025 Actual $1,500 800 2026 Updated Guidance $1,600 500 10,000 Mid Term $1,800 1,000 11,000 Long Term (Low) $2,000 12,000 Long Term (High) 9,000 9,409 9,500 10,500 12,000 13,500 Revenue $M Chassis Diesel Gas/Propane EV $183 $221 $225 $240 $280 100 150 200 250 300 350 13.6% 2024 Actual 15.0% 2025 Actual ~15.0% 2026 Updated Guidance 15.0% Mid Term 15.5% Long Term (Low) 16.0%+ $320+ Long Term (High) Adj. EBITDA % Adj. EBITDA $M Units Outlook 1 2024 Actual Long Term (’29-’30) Outlook Mid Term $41 $46 $49 $58 $68 $50 20 40 60 80 11.8% 24-Q4 14.6% 25-Q1 13.7% 25-Q2 14.7% 25-Q3 16.6% 25-Q4 15.0% 26-Q1 200 300 400 500 0 1,000 2,000 3,000 $350 84 24-Q4 $314 132 25-Q1 $359 265 25-Q2 $398 271 25-Q3 $409 233 25-Q4 $333 121 26-Q1 2,466 2,130 2,295 2,467 2,517 2,135 QTR Full YR Rev. $M 2025 Actual 2026 Updated Guidance MB $25 MB $30 MB $30 Units MB $25MB $20MB $19

Micro Bird Well-Positioned for Long-Term Growth 8 Micro Bird growth path long term towards $500M+ Revenue and 15%-16% Adj. EBITDA 5,500 6,000 6,500 0 200 400 600 800 1,000 0 2,000 4,000 6,000 8,000 $277 169 2024 Actual $328 228 2025 Actual $400 200 2026 Guidance $450 Mid Term $500 Long Term (Low) $550 Long Term (High) 3,316 3,855 5,000 $39 $40 $50 $60 $75 $90 20 40 60 80 100 120 13.9% 2024 Actual 12.1% 2025 Actual 12.5% 2026 Guidance 13.5% Mid Term 15.0% Long Term (Low) 16.0% Long Term (High) Outlook2024 Actual Long Term (’29-’30) Outlook Mid Term Full YR Rev. US$M 2025 Actual 2026 GuidanceUnits Rev $M ICE Type A EV Adj. EBITDA % Adj. EBITDA $M

Blue Bird Long-Term Outlook Post-Transaction 9 500 1,000 1,500 2,000 2,500 3,000 0 5,000 10,000 15,000 20,000 $1,624 873 2024 Proforma $1,808 1,129 2025 Proforma $1,900 1,000 2026 Proforma $2,050 500 15,500 Mid Term $2,300 1,000 17,000 Long Term (Low) $2,550 1,500 18,500 Long Term (High) 12,316 13,264 14,500 16,000 18,000 20,000 $202 $241 $250 $275 $325 100 200 300 400 ~12.5% 2024 Proforma ~13.0% 2025 Proforma ~13.0% 2026 Proforma 13.5% Mid Term 14.0% Long Term (Low) 15.0%+ $380+ Long Term (High) Outlook2024 Proforma Long Term (’29-’30) Outlook Mid Term Full YR Rev. $M 2025 Proforma 2026 Proforma Adj. EBITDA % Adj. EBITDA $M Units Chassis Diesel Gas/Propane EV Strategic Considerations ➢ The most comprehensive lineup of Type A, C and D products and powertrains (Diesel, Gas, Propane, Electric) ➢ Additional growth markets for Stripped Chassis and Commercial / Shuttle Bus ➢ Long-Term Revenue growth Outlook to triple by 2030 vs 2019 to ~$2.5B ➢ Doubling EBITDA margin % vs 2019, with line-of-sight to 15%+ and ~$380M+ ➢ Strong Balance Sheet and Cash Flows ➢ Returning value to Shareholders through profitable growth and stock buybacks Growth path long term towards 20k Units, $2.5B Revenue and 15%+ Adj. EBITDA

Sources & Uses and Estimated EPS Impact 10 Note: Assumes USD / CAD exchange rate of $1.3921 1) Represents bank loans (+) long-term debt, net cash 2) Reflects FY26 EBITDA of $225M and PF FY2026E BLBD EBITDA of $250M Sources & Uses PF Capitalization ($ in millions) Sources Amount ($M) % Total New Equity $138.8 47.4% Cash 154.2 52.6% Total Sources $293.0 100.0% Uses Amount ($M) % Total Purchase 50% of Micro Bird Equity Value $198.2 67.7% Plattsburgh & OEM Service Parts 16.9 5.8% Pay off Micro Bird Net Debt 1 72.9 24.9% Transaction Fees 5.0 1.7% Total Uses $293.0 100.0% 10 (2.7M shares) Estimated EPS Accretion ($ in millions) (share count in millions) FY 2026E FY 2027P BLBD Shares Outstanding 32.6 32.6 New Shares Issued 2.7 2.7 Pro-Forma Share Count 35.3 35.3 BLBD Pre-Transaction Diluted EPS $3.52 $3.86 Pro-Forma Diluted EPS $3.82 $4.22 Accretion / Dilution ($) $ 0.29 $0.35 Accretion / Dilution (%) 8.2% 9.2% Pre-Transaction Pro-Forma Total Debt $89.2 $89.2 Less: Cash 241.7 87.5 Net Debt ($152.5) $1.7 Total Debt / FY26 EBITDA (2) 0.40x 0.36x Net Debt / FY26 EBITDA (2) n.m.f 0.01x

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